Exhibit 10.3

THIRD AMENDMENT TO NON-NEGOTIABLE SUBORDINATED SECURED PROMISSORY NOTE

THIS THIRD AMENDMENT TO NON-NEGOTIABLE SUBORDINATED SECURED PROMISSORY NOTE (this "Third Amendment") is entered into as of September 30, 2016 between INTERPACE DIAGNOSTICS GROUP, INC., a Delaware corporation formerly known as PDI, INC., a Delaware corporation (“IDG”), INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Parent”, together with IDG, the “IDG Parties” or “Borrower Parties”) and REDPATH EQUITYHOLDER REPRESENTATIVE, LLC ("Lender").

W I T N E S S E T H:

WHEREAS, the IDG Parties and Lender have entered into that certain Non-Negotiable Subordinated Secured Promissory Note dated October 31, 2014 as amended by that certain Amendment No. 1 to Note dated as of July 30, 2015 and as further amended by that certain Limited Waiver, Consent and Amendment No. 2 to the Note dated as of October 30, 2015 (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "Note");

WHEREAS, pursuant to the Note, Lender agreed to extend to the IDG Parties, and the IDG Parties agreed to repay, financing in the original principal amount of $11,000,000.00 which was subsequently reduced to $10,670,000 (the “Loan”).

WHEREAS, repayment of the Loan is secured by, among other things, (1) that certain Guarantee and Collateral Agreement dated as of October 31, 2014 (as amended or modified from time to time, the “Guaranty”) executed by IDG, Parent, Group DCA, LLC, PDI BioPharma, LLC f/k/a Interpace BioPharma, LLC, Interpace Diagnostics Lab Inc. f/k/a JS Genetics, Inc., and Interpace Diagnostics Corporation, successor-by-merger to Redpath Acquisition Sub, Inc. (“Interpace Diagnostics Corporation” and collectively, the “Guaranty Parties”) in favor of Lender, and (2) that certain Intellectual Property Security Agreement dated November 1, 2014 (“IP Security Agreement”) executed by Interpace Diagnostics Corporation in favor of Lender.

WHEREAS, the Note, Guaranty, and IP Security Agreement, together with all other documents relating to or governing the Loan shall be referred to as the “Loan Documents.”

WHEREAS, the IDG Parties have requested that Lender modify terms set forth in the Note, including, among other things, an extension of the due date for the first installment payment due under the Note, and in connection therewith, the IDG Parties and Lender have agreed to amend the Note on the terms and conditions set forth in this Third Amendment, in the manner hereinafter set forth;

WHEREAS, the IDG Parties have confirmed to Lender that the IDG Parties have no defenses to or offsets of any kind against any of the indebtedness due under the Note; and

WHEREAS, this Third Amendment shall amend and continue to evidence the indebtedness outstanding under the Note but not be a payment, satisfaction, cancellation or novation of the Note.

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows, to be effective as of the Effective Date:

1.            The Recitals set forth above are hereby incorporated herein by reference.

2.            Any initially capitalized terms used in this Third Amendment without definition shall have the meanings assigned to those terms in the Note. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in the Note, the terms and provisions of this Third Amendment shall control.

3.            Amendments to Note. Section 4 of the Note is amended and restated as follows:

“Payments. Subject to Section 8 of this Note, PDI shall make (8) installment payments of principal, each equal to One Million Three Hundred Thirty-Three Thousand Seven Hundred Fifty Dollars ($1,333,750) together with accrued and unpaid interest thereon as computed under Section 2 herein, if any. The first payment shall be due on November 1, 2016, and subsequent payments shall be made on the first day of each fiscal quarter, beginning on January 1, 2017. If not paid sooner, all principal and accrued interest herein shall be due and payable on October 1, 2018.”

4.           The IDG Parties hereby represent and warrant that all security interests and liens in the collateral as security for the obligations of the IDG Parties to Lender under Note and Loan Documents related thereto, including the liens, security interests, mortgages, and pledges granted by the IDG Parties under the Guaranty and IP Security Agreement, are valid and enforceable and shall continue unimpaired and in full force and effect, and shall continue to cover and secure all of the IDG Parties’ existing and future obligations to Lender, as modified by this Third Amendment.

5.           Nothing contained herein shall operate to release any Borrower Party, any Guarantor Party or any other person or persons from their liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Note and the related Loan Documents, except as herein modified, and each Borrower Party and each Guarantor Party, by its joinder hereto, hereby reaffirms that each and every provision, condition, obligation, and agreement in the Loan Documents shall continue in full force and effect, except as herein modified. This Third Amendment shall not constitute or be construed as a waiver of any Event of Default or event which with the giving of notice or the passage of time or both would constitute an Event of Default by Borrowers under any of the existing Loan Documents or any of Lender's rights and remedies with respect thereto. The validity, priority and perfection of all security interests and other liens granted or created by the Loan Documents is hereby acknowledged and confirmed, and the Loan Documents shall continue to secure the Loans, as amended by this Amendment, without any change, loss or impairment of the priority of such security interests or other liens.

6.        This Third Amendment may be signed in any number of counterpart copies and by the parties to this Third Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile or by .pdf transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Third Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.        This Third Amendment will be binding upon and inure to the benefit of the IDG Parties and Lender and their respective heirs, executors, administrators, successors and assigns.

8.          Guarantor Consent. By executing this Third Amendment, the Guarantor Parties expressly consent to the amendments herein and reaffirm all guarantees and security agreements, including, without limitation, the Guaranty and the IP Security Agreement, executed by Guarantor Parties in favor of Lender which are related to debts owed by the IDG Parties to Lender.

[signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized officers as of the date shown above.

BORROWER PARTIES:

INTERPACE DIAGNOSTICS GROUP, INC., a Delaware corporation, formerly known as PDI, INC., a Delaware corporation

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability corporation

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

GUARANTOR PARTIES:

GROUP DCA, LLC, a Delaware limited liability company

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

PDI BioPharma, LLC, a New Jersey limited liability company, f/k/a Interpace BioPharma, LLC, a New Jersey limited liability company

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

[signatures continued on following page]

[signatures continued from previous page]

INTERPACE DIAGNOSTICS LAB INC., a Delaware corporation, f/k/a/ JS Genetics, Inc., a Delaware corporation

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation, successor-by-merger to Redpath Acquisition Sub, Inc., a Delaware corporation

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President & CEO

[signatures continued from previous page]

LENDER:

REDPATH EQUITYHOLDER REPRESENTATIVE, LLC, a Delaware LLC

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	CFO